Employee Defined Contribution Plan	6 Months Ended
Jun. 30, 2011
Employee Defined Contribution Plan
Employee Defined Contribution Plan

20.           Employee Defined Contribution Plan

Chinese labor regulations require companies in the PRC to participate in a government mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees, and to make contributions to the government for these benefits based on a certain percentage of the employees’ salaries. The companies in China are required to make contributions to the government mandated defined contribution plan for these benefits based on 28% ~ 45% of the employees’ salaries. The Company has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were RMB1,947,237 (US$301,267) for the 6 months ended June 30, 2011.